POWER OF ATTORNEY
                                -----------------


      I, the undersigned Director and/or Officer of Chemfab Corporation (the "Company"), hereby severally constitute and appoint John W. Verbicky, Moosa E. Moosa, Thomas C. Platt III and David L. Engel, and each of them, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and (B) any and all amendments (including supplements and post-effective amendments) to (1) the Company's Registration Statement on Form S-8 (File No. 2-89831), dated as of March 8, 1984, registering under the Act shares of the Company's Common Stock issuable or transferable on the exercise of stock options and stock appreciation rights under the Company's 1983 Incentive Stock Option Plan (the "1983 Plan") and on the exercise of stock options under the Company's 1981 Incentive Stock Option Plan (the "1981 Plan") and the 1979 Non-Qualified Stock Option Plan (the "1979 Plan"), (2) The Company's Registration Statement on Form S-8 (File No. 33-18263), dated as of November 30, 1987, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the 1983 Plan, the 1981 Plan and the 1986 Stock Option Plan (the "1986 Plan") (collectively, with the 1983 Plan, the 1981 Plan, and the 1979 Plan, the "Plans"), (3) the Company's Registration Statement on Form S-8, dated as of August 2, 1990, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the 1986 Plan, (4) the Company's Registration Statement on Form S-8 (File No. 33-18264) registering under the Act for reoffer, shares of the Company's Common Stock issuable or transferable on exercise of options under the Plans or of certain Non-Plan options. (5) the Company's Registration Statement on Form S-8 (File No. 33-61946), dated as of April 30, 1993, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the 1991 Plan and the Company's 1991 Chemfab Employee Stock Option Plan, (6) the Company's Registration Statement on Form S-8 (File No. 333-07139), dated as of June 28, 1996, registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under The 1991 Plan and registering under the Act for reoffer certain of such shares, and (7) the Company's Registration Statement on Form S-8 (File No. 333-46985), dated as of February 27, 1998 registering under the Act shares of the Company's Common Stock issuable or transferable on exercise of options under the 1991 Plan and registering under the Act for reoffer of such shares.

     Signatures               Title                              Date
     ----------              -------                             ------

/s/ John W Verbicky      President, Chief Executive Officer      August 3, 1998
   -------------------   and Director
    John W. Verbicky     (principal executive officer)

/s/ Moosa E. Moosa       Vice President-Finance, Chief           August 3, 1998
   -------------------   Financial Officer. and Treasurer
    Moosa E. Moosa       (principal financial officer)

/s/ Hilary A. Arwine     Corporate Controller                    August 3, 1998
   ------------------    (principal accounting officer)
    Hilary A. Arwine

/s/ Paul M. Cook         Director                                August 3, 1998
   -----------------
    Paul M. Cook

/s/ Warren C. Cook       Director                                August 3, 1998
   -----------------
    Warren C. Cook

/s/ Robert E. McGill III Director                                August 3, 1998
   -----------------
    Robert E. McGill III

/s/ James E. McGrath     Director                                August 3, 1998
   -----------------
    James E. McGrath

/s/ Duane C. Montopoli   Director                                August 3, 1998
   -----------------
    Duane C. Montopoli

/s/ Nicholas Pappas      Director                                August 3, 1998
   -----------------
    Nicholas Pappas